UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018 (April 4, 2018)

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 4, 2018, GMS Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Sellers (as defined therein), the Sellers’ Agents (as defined therein) and the Acquired Entities (as defined therein), pursuant to which, among other things, the Company will acquire all of the outstanding equity interests of the Acquired Entities through its wholly-owned, indirect Canadian subsidiary (the “Acquisition”), on the terms and subject to the conditions set forth in the Purchase Agreement.

The Purchase Agreement provides for an aggregate purchase price of approximately $627 million on a debt-free, cash-free basis (the “Purchase Consideration”). Per the terms of the Purchase Agreement and as part of the Purchase Consideration, certain members of the Acquired Entities’ existing management, who are committed to leading the combined company’s Canadian business going forward, will roll over $35 million of their current ownership position into the Company’s stock. The Purchase Consideration is subject to customary post-closing adjustments with respect to net working capital, cash, transaction expenses and indebtedness, as set forth in the Purchase Agreement.

The Company has obtained debt financing commitments from Barclays Bank PLC (“Barclays”), Credit Suisse AG (“CS”) and Credit Suisse Securities (USA) LLC (together, the “Commitment Parties”) to fund a portion of the Purchase Consideration pursuant to the Debt Commitment Letter (as defined below).

The Purchase Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Acquired Entities’ business during the pendency of the Acquisition. The parties are required to use commercially reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate the transactions contemplated by the Purchase Agreement. The Purchase Agreement also contains certain customary limited indemnification provisions.

The consummation of the transactions contemplated by the Purchase Agreement is subject to the satisfaction or waiver of certain customary conditions set forth in the Purchase Agreement, including, among others, (a) the accuracy of the representations and warranties of the Acquired Entities and the Sellers, (b) the compliance, in all material respects, with the covenants and agreements of the Acquired Entities and the Sellers, (c) the absence of any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Acquisition, (d) the expiration or earlier termination of any applicable waiting periods imposed by any governmental authority necessary to consummate the transaction, including under the Competition Act (Canada) and (e) the absence of a Material Adverse Effect (as defined in the Purchase Agreement). The consummation of the transactions contemplated by the Purchase Agreement is not subject to any financing contingency.

The Purchase Agreement contains certain termination rights customary for a transaction of this type, including, among others, if the closing has not occurred on or prior to August 2, 2018.

Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the Purchase Agreement, the Acquisition is expected to close in our first quarter of fiscal 2019.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers or the Acquired Entities (or any of their respective subsidiaries or affiliates). The Company’s stockholders and other investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Sellers or the Acquired Entities (or any of their respective subsidiaries or affiliates). In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by each party to the other in connection with the execution and delivery of the Purchase Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the Company, the Sellers or the Acquired Entities (or any of their respective subsidiaries or affiliates) at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Debt Commitment Letter

In connection with the execution and delivery of the Purchase Agreement, GYP Holdings III Corp. (the “Borrower”), a Delaware corporation and indirect subsidiary of the Company, entered into a commitment letter, dated April 4, 2018 (the “Commitment Letter”), with the Commitment Parties, pursuant to which the Commitment Parties have agreed to provide (a) an Incremental First Lien Term Facility (as defined therein) to the Borrower in an aggregate principal amount of the lesser of (x) $375 million and (y) an amount that would not, determined as of the Closing Date (as defined therein), after giving effect on a pro forma basis to the incurrence thereof and the other transactions contemplated hereby, cause the First Lien Leverage Ratio (as defined therein) as at the end of the most recently completed fiscal quarter of the Borrower for which financial statements are available pursuant to the terms of the First Lien Credit Agreement (as defined therein) to exceed 4.20:1.00 and (b) a Second Lien Term Facility (as defined therein) to the Borrower in an aggregate principal amount of the lesser of (x) $50 million and (y) an amount that would not, determined as of the Closing Date, after giving effect on a pro forma basis to the incurrence thereof and the other transactions contemplated hereby, cause the Secured Leverage Ratio (as defined therein) as at the end of the most recently completed fiscal quarter of the Borrower for which financial statements are available pursuant to the terms of the First Lien Credit Agreement to exceed 6.00:1.00, in each case to fund, in part, the Purchase Consideration to be paid in accordance with the terms of the Purchase Agreement in connection with the consummation of the Acquisition. A portion of the Incremental First Lien Term Facility may be allocated to a Canadian-Dollar denominated term loan facility, subject to the terms of the Commitment Letter.

Pursuant to the Commitment Letter, Barclays and CS have agreed to provide 70% and 30%, respectively, of the aggregate principal amount of the Incremental First Lien Term Facility and the Second Lien Term Facility to the Borrower, and Barclays and CS will act as joint lead arrangers and joint bookrunners with respect to the Incremental First Lien Term Facility and the Second Lien Term Facility, with Barclays having “left” placement with respect to such facilities.

The funding of the debt financing pursuant to the Commitment Letter is contingent upon the satisfaction of certain conditions set forth in such Commitment Letter, including, among others, (a) the absence of a Material Adverse Effect, (b) the negotiation and execution of the definitive debt financing agreements contemplated by such Commitment Letter, and (c) the Acquisition being consummated in accordance with the terms of the Purchase Agreement substantially concurrently with the initial funding of the debt financing.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Forward-Looking Statements and Information:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the Acquisition in this Current Report on Form 8-K are forward-looking statements. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS or the Acquired Entities distribute; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in its other periodic reports filed with the SEC.  In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected synergies and cost savings and financial impacts from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the GMS and the Acquired Entities businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; disruption from the proposed transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, failure to satisfy the closing conditions; and the ability to obtain the debt financing contemplated to fund the cash purchase price for the proposed transaction and the terms of such financing.  In addition, the statements in this Current Report on Form 8-K are made as of April 5, 2018. The Company undertakes no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to April 5, 2018.

Item 7.01. Regulation FD Disclosure.

On April 5, 2018, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a copy of the investor presentation dated April 5, 2018 prepared by the Company is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1+	Securities Purchase Agreement, dated as of April 4, 2018, by and among GMS Inc., the Sellers, the Sellers’ Agents and the Acquired Entities.
10.1	Commitment Letter, dated as of April 4, 2018, by and among GYP Holdings III Corp., Barclays Bank PLC, Credit Suisse AG and Credit Suisse Securities (USA) LLC.
99.1*	Press release, dated April 5, 2018.
99.2*	GMS Inc. presentation to investors, dated April 5, 2018.

+ Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

*Furnished herewith

EXHIBIT INDEX

Exhibit	Description
2.1+	Securities Purchase Agreement, dated as of April 4, 2018, by and among GMS Inc., the Sellers, the Sellers’ Agents and the Acquired Entities.
10.1	Commitment Letter, dated as of April 4, 2018, by and among GYP Holdings III Corp., Barclays Bank PLC, Credit Suisse AG and Credit Suisse Securities (USA) LLC.
99.1*	Press release, dated April 5, 2018.
99.2*	GMS Inc. presentation to investors, dated April 5, 2018.

+ Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: April 5, 2018	By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer